UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2 to Form 8-K)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 1, 2005
Date of Report (Date of earliest event reported)
SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	90-0182158

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548

(Address of principal executive offices)(Zip Code)
(850)-796-0909

(Registrant’s telephone number, including area code)
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     As previously reported under Item 2.01 of the Form 8-K filed by Spectrum Sciences & Software Holdings Corp. (the “Company”), dated as of February 1, 2005, the Company has completed its acquisition of the outstanding capital stock of M&M Engineering Limited. The description of the acquisition included in the Company’s February 1, 2005 Form 8-K is incorporated herein. This report on Form 8-K/A is being filed to complete the exhibit record with respect to the February 1, 2005 Form 8-K and to correct the 8-K/A filed on April 18, 2005.
Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
(All amounts in U.S. dollars)

	Auditors’ Report	F-2

	Consolidated Balance Sheets as of January 31, 2005, June 30, 2004 and 2003	F-3

	Consolidated Statement of Operations and Retained Earnings for the seven month period ended January 31, 2005 and for the years ended June 30, 2004 and 2003	F-4

	Consolidated Statement of Cash Flows for the seven month period ended January 31, 2005 and for the years ended June 30, 2004 and 2003	F-5

	Summary of Significant Accounting Policies	F-6

	Notes to Consolidated Financial Statements	F-8

(b)	Unaudited Pro Forma Financial Information
(All amounts in U.S. Dollars)

	Introduction to Pro Forma Condensed Financial Statements	F-20

	Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2004	F-21

	Unaudited Pro Forma Condensed Statement of Operations for the Year ended December 31, 2004	F-22

	Notes to Unaudited Pro Forma Condensed Financial Statements	F-23

(c)	Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
23.1	Consent of Independent Certified Registered Public Accounting Firm
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: January 18, 2006	By:	/s/ Michael M. Megless

	Name:	Michael M. Megless
	Title:	Chief Financial Officer
EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Certified Registered Public Accounting Firm.
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Financial Information